(NASDAQ: BYND) INVESTOR PRESENTATION February 27, 2020

Disclaimer This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events and relate to, among other matters, our future financial performance, our business strategy, industry and market trends, future expectations concerning our market position, future operations and capital expenditures. Forward-looking statements generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and similar expressions. These forward-looking statements are only predictions, not historical fact. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, among others: our ability to effectively manage our growth; our ability to effectively expand our manufacturing and production capacity, forecast demand and manage our inventory; our ability to successfully enter new markets, manage our international expansion and comply with any applicable laws and regulations; the effects of increased competition from our market competitors; the success of our marketing efforts and the ability to grow brand awareness, maintain, protect and enhance our brand, attract and retain new customers and grow our market share; changes in consumer tastes and trends in our industry; changes in government regulations and policies; our ability to obtain financing arrangements on terms favorable to us or at all; availability and prices of raw materials for our products; outcomes of legal or administrative proceedings; the financial condition of, and our relationship with our suppliers, co-manufacturers, distributors, retailers and foodservice customers; the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations; and general economic conditions. We are under no duty to update any of these forward-looking statements after the date of this presentation except as otherwise required by law. Our historical results are not necessarily indicative of the results to be expected for any future periods and our operating results for the three and twelve-month periods ended December 31, 2019 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2020 or any other interim periods or any future year or period. This presentation also contains estimates and other statistical data obtained from independent parties and by us relating to market size and growth and other data about our industry and ultimate consumers. The number of retail and restaurant and foodservice outlets are derived from data through December 31, 2019. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. In addition, projections, assumptions and estimates of our future performance and the future performance of the geographic and other markets in which we operate are necessarily subject to a high degree of uncertainty and risk. "Beyond Burger," "Beyond Beef," "Beyond Chicken," "Beyond Meat," “Beyond Sausage,” "The Cookout Classic,“ “Go Beyond,” “the Caped Steer Logo,” "The Future of Protein" and "The Future of Protein Beyond Meat" and design are registered trademarks of Beyond Meat, Inc. in the United States and, in some cases, in certain other countries. All other brand names or trademarks appearing in this presentation are the property of their respective holders. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Non-GAAP Financial Measures We present Adjusted EBITDA and Adjusted EBITDA as a % of net revenues to help us describe our operating performance. Our presentation of Adjusted EBITDA and Adjusted EBITDA as a % of net revenues is intended as a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA and Adjusted EBITDA as a % of net revenues should not be considered as an alternative to net income (loss), earnings per share or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Our presentation of Adjusted EBITDA should not be construed to imply that our future results will be unaffected by these items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA and Adjusted EBITDA as a % of net revenues to net income (loss) and net income (loss) as a % of net revenues. “Adjusted EBITDA” is defined as net income (loss) adjusted to exclude, when applicable, income tax expense, interest expense, depreciation and amortization expense, restructuring expenses, share-based compensation expense, inventory losses from termination of an exclusive supply agreement with a co-manufacturer, costs of termination of an exclusive supply agreement with the same co-manufacturer, and expenses primarily associated with the conversion of our convertible notes and remeasurement of our preferred stock warrant liability and common stock warrant liability. “Adjusted EBITDA as a % of net revenues” is defined as Adjusted EBITDA divided by net revenues. We use Adjusted EBITDA and Adjusted EBITDA as a % of net revenues because they are important measures upon which our management assesses our operating performance. We use Adjusted EBITDA and Adjusted EBITDA as a % of net revenues as key performance measures because we believe these measures facilitate operating performance comparison from period-to-period by excluding potential differences primarily caused by the impact of restructuring, asset depreciation and amortization, non-cash share-based compensation and non-operational charges including the impact to cost of goods sold and SG&A expenses related to the termination of an exclusive co-manufacturing agreement, early extinguishment of convertible notes and remeasurement of warrant liability. Because Adjusted EBITDA and Adjusted EBITDA as a % of net revenues facilitate internal comparisons of our historical operating performance on a more consistent basis, we also use those measures for our business planning purposes. In addition, we believe Adjusted EBITDA and Adjusted EBITDA as a % of net revenues are widely used by investors, securities analysts, ratings agencies and other parties in evaluating companies in our industry as a measure of our operational performance. 1

BUSINESS OVERVIEW

We Use Proprietary Science to Redefine Meat Beyond Meat’s Proprietary Technology & Processes are Used to Replicate Animal Meat’s Principal Components from Plant Proteins We begin with meat’s COMPOSITION versus its animal ORIGIN Then replicate its core structure & sensory experience Microscopy Comparing Beyond Sausage to Pork Sausage Actual Images of the Beyond Burger and Ground Beef Scanning Electronic Microscopy Confocal Laser Microscopy Raw Cooked Beyond Beyond Beyond Burger Burger Sausage Ground Ground Pork Beef Beef Sausage 3

We are Committed to Providing Products that Enable Consumers to Eat What You Love™

IMPROVING HUMAN HEALTH

42%

Reduced risk of developing heart failure associated with people who eat a mostly plant-based diet[1]

30%

Of most cancers in developed countries attributed to dietary factors, including consumption of certain meats[2]

POSITIVELY IMPACTING CLIMATE CHANGE

18-51%

Of global greenhouse gas emissions driven by livestock rearing and processing[3]

ADDRESSING GLOBAL RESOURCE CONSTRAINTS

78%

Of all agricultural land is used for livestock, including grazing land and cropland dedicated to the production of feed[4]

29%

Of the water in agriculture is directly or indirectly used for animal production[3]

IMPROVING ANIMAL WELFARE

60-70 Billion

Farm animals reared for food each year[5]

With current food production systems threatening both human health and environmental sustainability, plant-based diets offer a growing global population a solution of healthy diets and sustainable food systems.[6]

1 Plant Based Diet Associated with Less Heart Failure Risk Report, presented at the American Heart Association scientific meeting, November 13, 2017.
2 Key, Timothy J. et al., Diet, nutrition and the prevention of cancer, Scientific background papers of the joint WHO/FAO expert consultation, Geneva, 28 January - 1 February 2002, Public Health Nutrition, Vol 7, No. 1(A), Supplement 1001, February 2004.
3 Reprinted from Water Resources and Industry, Volumes 1–2, March–June 2013, P.W. Gerbens-Leenes, M.M. Mekonnen, A.Y. Hoekstra, The water footprint of poultry, pork and beef: A comparative study in different countries and production systems, Page No. 26, Copyright (2013), with permission from Elsevier.
4 Livestock's Long Shadow-Environmental Issues and Options, Food and Agriculture Organization of the United Nations, 2006.
5 Compassion in World Farming, Strategic Plan 2013-2017.
6 Food in the Anthropocene: the EAT–Lancet Commission on healthy diets from sustainable food systems, 2019.

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Innovation is at the Core of our Company and is a Key Differentiator Innovation Strategy Led by Highly State-of-the-Art Innovation Center Respected Team of Scientists  Large, experienced team composed of scientists,  R&D Application Lab engineers, researchers, technicians, and chefs  Color / Encapsulation Lab  Work seamlessly with internal chefs and food technologists to ensure the best quality in terms of taste, texture and  Analytical Lab other sensory attributes  Chemical Lab  Microbiology / Fermentation Lab R&D as a % of Net Revenue (Most Recent FY)  Pilot Plant 6.9%  Test Kitchen Beyond Meat Nestle Nestle 1.8% Kellogg 1 Kellogg 1.1% WH Group Conagra2 0.6% Conagra WH3 Group 0.6% Kraft HeinzKraft4 Heinz 0.4% Hormel Hormel 0.3% 30,000 Sq. Ft Manhattan Beach Project Innovation Center Tyson Tyson 0.2% (El Segundo, CA) Beyond Meat’s products are driven by proprietary technology and a relentlessly focused innovation team 1 Parent company of Morningstar Farms. 2 Parent company of Smithfield. 3 Parent company of Gardein. 4 Parent company of Boca Burger. 5

RECENT NOTABLE UPDATES

Our Approach to Product and Strategy has Made Us a Leading Disruptor in the Meat Category We are Disrupting the Net Revenues ($ millions) Largest Category in Food $1.4tn $270bn $297.9 Size of the Global Meat Size of the U.S. Meat Category¹ Category¹ Beyond Meat is the Future of Protein 239% ~2x 2018 FY – 2019 FY Increase in Manufacturing CAGR Revenue YoY Growth Capacity2 164% ~28,000 ~36,000 $87.9 Stores Outlets U.S. + Canada U.S. + Canada Retail Rollout Foodservice Rollout ~13,000 ~77,000 $32.6 Outlets Total $16.2 International Retail and Outlets Foodservice Rollout3 Worldwide 2016 2017 2018 2019 1 According to Fitch Solutions Macro Research, a division of Fitch Solutions, research data, August 6, 2018. 2 As of end of Q4 2019, compared to end of Q4 2018. 3 Excludes Canada. 7

Momentum Has Continued Post-IPO 1 International (excluding Canada) refers to both retail and foodservice points of distribution. 2 Unaided brand awareness represents results of the answer to, “what brands, if any, come to mind when you think of a meat alternative product?” At IPO based on Oct 2018 survey of 1,004 people, January 2020 based on January 2020 survey of 1,001 people. 3 Total brand awareness represents the answer to “which of the following meat alternative brands have you heard of before today?” and “which of the following other brands have you heard 8 of before today?” At IPO based on Oct 2018 survey of 1,004 people, January 2020 based on January 2020 survey of 1,001 people.

The Beyond Meat Brand Has Maintained Its Solid Momentum In U.S. Retail Velocity Growth and Market Share Gains Continue to Drive Strong Performance in U.S. Retail Channels 1 1 Beyond Meat Velocity Growth (YoY) Beyond Meat Market Share Growth (YoY) ($/TDP) 127% +954 bps +907 bps 115% +834 bps 106% Last 52 Wks Last 12 Wks Last 4 Wks Last 52 Wks Last 12 Wks Last 4 Wks Source: SPINS data (U.S. MULO, US Natural, U.S. Specialty) through 29-Dec-2019 1 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats 9

Beyond Meat is Building a Track Record of Success We are Poised to Achieve Growth Across Three Distribution Channels Retail Restaurant and Foodservice International1 Net Revenues ($ millions) Net Revenues ($ millions) Select Customers and Distributors $145 $153 $51 $37 $25 $7 2017 2018 2019 2017 2018 2019 Select Customers Select Customers and Distributors Select Highlight Select Highlight Select Highlight Retail points of Restaurant and International distribution Foodservice Retail and ~17,000 ~28,000 across the United ~12,000 ~36,000 outlets across the ~1,000 ~13,000 Foodservice States and United States and outlets carrying December Canada carrying December Canada carrying December Beyond Meat At IPO Beyond Meat At IPO At IPO 2019 2019 Beyond Meat 2019 products products products 1 International (excluding Canada) represented approximately 16% of 2019 net revenues compared to 8% of 2018 net revenues. 10

Recent Notable Updates

Beyond Meat Rapid & Relentless Innovation Program Is Designed to Make Our Existing Products Obsolete, Generate New Products & Platforms, and Serve A Widening Circle of Customers

Customers

We continue to expand our food service partnerships, with the announcement of several new or expanded customer relationships

Starbucks – *February 2020 Canada National Launch*

McDonald's – *January 2020 Canada Test Expansion*

Subway – *January 2020 Canada Expansion*

KFC – *January 2020 Expanded Test*

Dunkin' Donuts – *November 2019 National Launch*

Denny's – *January 2020 US & Canada Expansion*

Carl's Jr. – *December 2019 Expanded Offering*

Courtyard by Marriott – *October 2019*

Products

We continue to focus on innovation, including rollout of both new and enhanced product offerings

4 new product launches / enhancements over the past 12 months


Beyond Fried Chicken (2020)


Beyond Breakfast Sausage (2019)


BEYOND BEEF
Beyond Beef (2019)


BEYOND MEAT
BEYOND BURGER
PLANT-BASED PATTIES
Improved Beyond Burger (2019)

International

Now available in over **65** countries worldwide, including **13** new countries since Oct. 2019[1]

Other Notable Highlights:

- Significant retail distribution expansion in France with Casino Group Brands

International Supply Chain

1st co-manufacturing facility outside of the United States (Netherlands)

Zandbergen world's finest meat

Scheduled for Completion - Q1 2020

[1] Refers to incremental international distribution gained during the period from October 13, 2019 to December 31, 2019.

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FINANCIAL UPDATE

Q4 2019 Performance Update Highlights  Net revenues increased 212% to $98.5mm, primarily due to an increase in volume sold in our Fresh product platform across Retail and Restaurant and Foodservice channels, increased sales to international customers, expansion in the number of points of distribution, including new strategic customers, higher velocities at existing customers and contribution from new products introduced in 2019  Gross margin expanded primarily due to an increase in the volume of products sold, production efficiency improvements and a greater proportion of gross revenues from our fresh product platform  Operating income improvement primarily reflects growth in net revenues and gross profit, partially offset by higher operating expenses  Adjusted EBITDA as a % of net revenues increased by 2,160 bps, primarily due to increased net revenues, gross margin expansion and SG&A leverage 1 See appendix for reconciliation of Adjusted EBITDA to net loss and Adjusted EBITDA as a % of net revenues to net loss as a % of net revenues. 13

Sales Growth by Platform and Channel Gross Revenues by Platform Net Revenues by Channel¹ Highlights YoY Growth (%) YoY Growth (%)  Strong revenue growth, with multiple levers to further 2018 2019 2018 2019 accelerate growth: Fresh 351% 275% Retail 99% 185% ― Brand awareness Restaurant and Frozen (19) % 12% 424% 312 % continuing to build Foodservice momentum Total 159% 232 % Total 170% 239% ― Continue growing total outlets and growing sales ($ millions) ($ millions) at existing ~77,000 outlets as of December 2019 $ 324 $ 298 ― Continue to build on strong $ 18 partnerships with ~36,000 restaurant and foodservice outlets as of December 2019 2 $ 153 ― International market expansion $ 307 ― New product launches $ 98 $ 88 ³ $ 16 ² $ 37 $ 145  Continued investment in $ 38 $ 33 ³ infrastructure and capabilities $ 82 to support future growth $ 20 $ 7 $ 51 $ 18 $ 25 2017 2018 2019 2017 2018 2019  Expect fresh platform to be the main driver of growth over Fresh Frozen Retail Restaurant and Foodservice next few years 1 International (excluding Canada) represented approximately 16% of 2019 net revenues. 2 Includes Canada but excludes all other International foodservice outlets 14

Evolution of Quarterly Revenues Quarterly Net Revenues ($ millions) YoY 107% 212% 180% 175% 215% 287% 250% 212% Growth (%) $98.5 $92.0 $67.3 $40.2 $31.5 $26.3 $17.4 $11.5 $12.8 $9.4 $6.2 $5.6 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 As we have shifted focus to our fresh platform and expanded capacity to address increased demand, we continued to see solid momentum in sales growth through 2019 15

Improving Margin Profile Gross Profit and Margin OpEx and OpEx % of Net Revenues Highlights Gross Margins Operating Expenses² as % of Net Revenues  Gross margin benefits from transition to fresh product platform and increased sales (6.7)% 20.0% 33.5% 51.8% 33.7% volume R&D as % of Net Revenues  Continued optimization of supply chain capabilities and manufacturing efficiency ($ millions) 10.9% 6.9% expected to positively impact $100 gross margin ($ millions) $100 ― Increased manufacturing capacity expected from throughput gains and additional extruders ― As we scale, our increased purchasing power and expanding co-manufacturing $46 $80 network expected to benefit gross margin expansion $18  R&D efforts are focused on $36 enhancements to our product formulations, production processes and the development -$2 $21 $10 of new products 2018 2019 2017 2018 2019  We expect SG&A as a % of net R&D SG&A2 revenues to decrease as our sales increase 1 See appendix for reconciliation of Adjusted EBITDA to net loss. 2 Includes restructuring expenses. 16

Targeted Long-Term Margin Structure ~Mid to High-30s 33.5% 20.0% Gross Margin 2018A 2019A Long-Term ~Mid-teens 8.5% Adjusted EBITDA -22.0% as a % of Net Revenues1 2018A 2019A Long-Term 1 See appendix for reconciliation of Adjusted EBITDA as a % of net revenues to net loss as a % of net revenues. 17

APPENDIX

Reconciliation of Non-GAAP Financial Measures Reconciliation to Adjusted EBITDA (unaudited) 1 In connection with the termination of an exclusive supply agreement with a co-manufacturer in May 2017, we recorded restructuring expenses related to the impairment write-off of long-lived assets, primarily comprised of certain unrecoverable equipment located at the co-manufacturer’s site and company-paid leasehold improvements to the co-manufacturer’s facility, and legal and other expenses associated with the dispute with the co-manufacturer. 2 Consists of additional charges related to inventory losses incurred as a result of termination of an exclusive supply agreement with a co-manufacturer recorded in cost of goods sold. 3 Consists of additional charges incurred as a result of termination of an exclusive supply agreement with a co-manufacturer recorded in selling, general and administrative expenses. 4 Includes expenses primarily associated with the conversion of our convertible notes. 19

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